Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of iVoice, Inc. ("the Company") on Form 10-QSB for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Kevin R Whalen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

3. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


                                            By /s/ Kevin R Whalen
                                            ---------------------
                                            Kevin R Whalen
                                            Chief Financial Officer